PRO FORMA FINANCIAL INFORMATION


The following unaudited pro forma financial statements give effect to the acquisition of Datatec Industries, Inc., being accounted for using the pooling of interests method of accounting. To acquire Datatec Industries, Inc., Glasgal issued 4,000,000 shares of its common stock. Immediately following the acquisition Glasgal Communications, Inc. has 20,552,768 shares of common stock issued and outstanding.

The following pro forma financial statements are included:

     Balance sheet at July 31, 1996
     Balance sheet at April 30, 1996
     Balance  sheet at April 30,  1995
     Statement of operations for the three months ended July 31, 1996 Statement of operations for the year ended April 30, 1996
     Statement of operations for the year ended April 30, 1995
     Statement of operations for the four month period ended April 30, 1994 Statement of operations for the year ended December 31, 1993.

The fiscal year end of Glasgal Communications, Inc. was December 31, until May 2, 1994, at which time the year end was changed to April 30. The fiscal year end of Datatec Industries Inc. is the last Sunday in April. In the accompanying pro forma statements no adjustments have been made to conform the last Sunday in April to April 30.


                          GLASGAL COMMUNICATIONS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JULY 31, 1996




                                                               GLASGAL              DATATEC       PRO FORMA (1)
                                                          COMMUNICATIONS, INC.   INDUSTRIES INC.   ADJUSTMENTS     CONSOLIDATED
                                                          -------------------- ----------------   -------------    ------------
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS                                   $     29,457       $    256,890       $ --        $    286,347
  ACCOUNTS RECEIVABLE, NET                                       9,140,790         11,339,704         --          20,480,494
  INVENTORY                                                      2,667,528          3,251,954         --           5,919,482
  PREPAID EXPENSES AND OTHER CURRENT ASSETS                        914,813            646,798         --           1,561,611
                                                              ---------------- ----------------   -------------  -----------

    TOTAL CURRENT ASSETS                                        12,752,588         15,495,346         --          28,247,934

PROPERTY AND EQUIPMENT, NET                                      3,683,232          3,405,653         --           7,088,885

OTHER ASSETS                                                     2,053,051            845,809         --           2,898,860
                                                              ---------------- ----------------   -------------  -----------

  TOTAL ASSETS                                                $ 18,488,871       $ 19,746,808       $ --        $ 38,235,679
                                                              ============       ============     ==========    ============


LIABILITIES AND SHAREHOLDERS' EQUITY(DEFICIT)

CURRENT LIABILITIES:
  SHORT-TERM BORROWINGS                                       $  2,696,663       $  9,989,270       $ --        $ 12,685,933
  CURRENT PORTION OF LONG-TERM OBLIGATIONS                         166,576          2,361,295         --           2,527,871
  ACCOUNTS PAYABLE                                               5,406,769          8,441,985         --          13,848,754
  ACCRUED LIABILITIES                                            1,575,001          5,671,532         --           7,246,533
  DEFERRED INCOME                                                  495,775            291,046         --             786,821
                                                              ---------------- ----------------   -------------  -----------
  TOTAL CURRENT LIABILITIES                                     10,340,784         26,755,128         --          37,095,912
                                                              ---------------- ----------------   -------------  -----------

LONG-TERM OBLIGATIONS                                              988,835          2,336,337         --           3,325,172

SHAREHOLDERS' EQUITY (DEFICIT):
  COMMON STOCK                                                      17,624            289,420         --             307,044
  ADDITIONAL PAID-IN CAPITAL                                    11,970,987               --         (9,263,932)    2,707,055
  ACCUMULATED DEFICIT                                           (4,701,159)        (9,263,932)       9,263,932    (4,701,159)
  CUMULATIVE TRANSLATION ADJUSTMENT                               (128,201)          (170,145)        --            (298,346)
  TREASURY STOCK                                                      --             (200,000)        --            (200,000)
                                                              ---------------- ----------------   -------------  -----------

  TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                           7,159,251         (9,344,657)        --          (2,185,406)
                                                              ---------------- ----------------   -------------  -----------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)        $ 18,488,871       $ 19,746,808       $ --        $ 38,235,679
                                                              ============       ============     ==========    ============



(1)  REPRESENTS  THE  RECLASSIFICATION  OF  CUMULATIVE  SHAREHOLDERS'  EQUITY OR
     DEFICIT  AS A  CONTRIBUTION  OF  CAPITAL  UPON  DATATEC  INDUSTRIES  INC.'S
     CONVERSION TO C CORPORATION STATUS ASSUMING SUCH CONVERSION OCCURRED AT THE
     END OF THE PERIOD PRESENTED.



                          GLASGAL COMMUNICATIONS, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 1996


                                                                   GLASGAL               DATATEC      PRO FORMA (1)
                                                               COMMUNICATIONS, INC.   INDUSTRIES INC.   ADJUSTMENTS     CONSOLIDATED
                                                              -------------------- ----------------   -------------    ------------
ASSETS
CURRENT ASSETS:
   CASH AND CASH EQUIVALENTS                                        $    764,474     $  1,455,090     $       --       $  2,219,564
   ACCOUNTS RECEIVABLE, NET                                            8,101,741        7,469,934             --         15,571,675
   INVENTORY                                                           2,802,164        3,237,699             --          6,039,863
   PREPAID EXPENSES AND OTHER CURRENT ASSETS                             930,875          161,876             --          1,092,751
                                                                    ------------     ------------     ------------     ------------

   TOTAL CURRENT ASSETS                                               12,599,254       12,324,599             --         24,923,853

   PROPERTY AND EQUIPMENT, NET                                         3,708,506        3,298,356             --          7,006,862

   OTHER ASSETS                                                        2,146,777          856,490             --          3,003,267
                                                                    ------------     ------------     ------------     ------------

   TOTAL ASSETS                                                     $ 18,454,537     $ 16,479,445     $       --       $ 34,933,982
                                                                    ============     ============     ============     ============



LIABILITIES AND SHAREHOLDERS' EQUITY(DEFICIT)

CURRENT LIABILITIES:
   SHORT-TERM BORROWINGS                                            $  2,084,264     $  8,337,842     $       --       $ 10,422,106
   CURRENT PORTION OF LONG-TERM OBLIGATIONS                              131,253        2,554,075             --          2,685,328
   ACCOUNTS PAYABLE                                                    5,681,474        7,701,443             --         13,382,917
   ACCRUED LIABILITIES                                                   800,397        6,170,804             --          6,971,201
   DEFERRED INCOME                                                       702,120           16,667             --            718,787
                                                                    ------------     ------------     ------------     ------------
   TOTAL CURRENT LIABILITIES                                           9,399,508       24,780,831             --         34,180,339
                                                                    ------------     ------------     ------------     ------------

LONG-TERM OBLIGATIONS                                                  2,067,191        2,338,080             --          4,405,271

SHAREHOLDERS' EQUITY (DEFICIT):
   COMMON STOCK                                                           15,891          289,420             --            305,311
   ADDITIONAL PAID-IN CAPITAL                                         11,693,354             --        (10,601,549)       1,091,805
   ACCUMULATED DEFICIT                                                (4,601,277)     (10,601,549)      10,601,549       (4,601,277)
   CUMULATIVE TRANSLATION ADJUSTMENT                                    (120,130)        (127,337)            --           (247,467)
   TREASURY STOCK                                                           --           (200,000)            --           (200,000)
                                                                    ------------     ------------     ------------     ------------

   TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                                6,987,838      (10,639,466)            --         (3,651,628)
                                                                    ------------     ------------     ------------     ------------

   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)             $ 18,454,537     $ 16,479,445     $       --       $ 34,933,982
                                                                    ============     ============     ============     ============



(1) REPRESENTS THE RECLASSIFICATION OF CUMULATIVE SHAREHOLDERS' EQUITY OR DEFICIT AS A CONTRIBUTION OF CAPITAL UPON DATATEC INDUSTRIES INC.'S CONVERSION TO C CORPORATION STATUS ASSUMING SUCH CONVERSION OCCURRED AT THE END OF THE PERIOD PRESENTED.

                          GLASGAL COMMUNICATIONS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 APRIL 30, 1995



                                                                    GLASGAL               DATATEC      PRO FORMA (1)
                                                               COMMUNICATIONS, INC.   INDUSTRIES INC.   ADJUSTMENTS     CONSOLIDATED
                                                               -------------------- ----------------   -------------    ------------
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS                                          $     52,443     $    213,097    $       --       $    265,540
  ACCOUNTS RECEIVABLE, NET                                              6,862,804        9,330,273            --         16,193,077
  INVENTORY                                                             2,589,750        2,859,744            --          5,449,494
  PREPAID EXPENSES AND OTHER CURRENT ASSETS                               824,689        4,359,618            --          5,184,307
                                                                     ------------     ------------    ------------     ------------

  TOTAL CURRENT ASSETS                                                 10,329,686       16,762,732            --         27,092,418

DUE FROM RELATED PARTIES                                                     --            711,281            --            711,281

PROPERTY AND EQUIPMENT, NET                                             3,199,351        3,687,510            --          6,886,861

OTHER ASSETS                                                              278,456        1,517,244            --          1,795,700
                                                                     ------------     ------------    ------------     ------------

         TOTAL ASSETS                                                $ 13,807,493     $ 22,678,767    $       --       $ 36,486,260
                                                                     ============     ============    ============     ============



LIABILITIES AND SHAREHOLDERS' EQUITY(DEFICIT)

CURRENT LIABILITIES:
   SHORT-TERM BORROWINGS                                             $  4,893,875     $  5,456,804    $       --       $ 10,350,679
   CURRENT PORTION OF LONG-TERM OBLIGATIONS                               166,735        1,062,119            --          1,228,854
   ACCOUNTS PAYABLE                                                     5,343,190        7,498,191            --         12,841,381
   ACCRUED LIABILITIES                                                  1,356,375        1,632,916            --          2,989,291
   DEFERRED INCOME                                                      1,075,124          745,182            --          1,820,306
   OTHER CURRENT LIABILITIES                                              120,557          330,000            --            450,557
                                                                     ------------     ------------    ------------     ------------

   TOTAL CURRENT LIABILITIES                                           12,955,856       16,725,212            --         29,681,068
                                                                     ------------     ------------    ------------     ------------

LONG-TERM OBLIGATIONS                                                   1,105,529        3,641,139            --          4,746,668

SHAREHOLDERS' EQUITY (DEFICIT):
   COMMON STOCK                                                             1,050          289,420            --            290,470
   ADDITIONAL PAID-IN CAPITAL                                           2,999,141             --         2,015,045        5,014,186
   ACCUMULATED DEFICIT                                                 (2,832,415)       2,015,045      (2,015,045)      (2,832,415)
   CUMULATIVE TRANSLATION ADJUSTMENT                                     (105,901)           7,951            --            (97,950)
   TREASURY STOCK                                                        (315,767)            --              --           (315,767)
                                                                     ------------     ------------    ------------     ------------

   TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                                  (253,892)       2,312,416            --          2,058,524
                                                                     ------------     ------------    ------------     ------------

   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)              $ 13,807,493     $ 22,678,767    $       --       $ 36,486,260
                                                                     ============     ============    ============     ============



(1) REPRESENTS THE RECLASSIFICATION OF CUMULATIVE SHAREHOLDERS' EQUITY OR DEFICIT AS A CONTRIBUTION OF CAPITAL UPON DATATEC INDUSTRIES INC.'S CONVERSION TO C CORPORATION STATUS ASSUMING SUCH CONVERSION OCCURRED AT THE END OF THE PERIOD PRESENTED.

                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED JULY 31, 1996


                                                      GLASGAL                DATATEC
                                                 COMMUNICATIONS, INC.       INDUSTRIES INC.        CONSOLIDATED
                                                 --------------------     --------------           ------------
REVENUE                                                $13,110,144            $14,266,079            $27,376,223

COST OF SALES                                            8,980,187              8,572,827             17,553,014
SELLING, GENERAL AND ADMINISTRATIVE                      3,741,762              4,031,826              7,773,588
                                                       -----------            -----------            -----------

TOTAL COSTS AND EXPENSES                                12,721,949             12,604,653             25,326,602
                                                       -----------            -----------            -----------

OPERATING INCOME                                           388,195              1,661,426              2,049,621

INTEREST EXPENSE                                           129,799                280,118                409,917
                                                       -----------            -----------            -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                   258,396              1,381,308              1,639,704

INCOME TAX PROVISION                                       201,778                 43,691                245,469
                                                       -----------            -----------            -----------

NET INCOME                                             $    56,618            $ 1,337,617            $ 1,394,235
                                                       ===========            ===========            ===========




EARNINGS PER SHARE                                      $      0.00                                  $      0.06
                                                        ===========                                  ===========

WEIGHTED AVERAGE COMMON AND
COMMON STOCK EQUIVALENT SHARES                          19,365,113                                    23,609,286
                                                        ===========                                  ===========


                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 1996





                                                         GLASGAL               DATATEC            PRO FORMA (1)
                                                    COMMUNICATIONS, INC.    INDUSTRIES INC.      ADJUSTMENTS           CONSOLIDATED
                                                    --------------------   ----------------     -------------          ------------
REVENUE                                                $  48,088,597        $  54,114,362        $  14,685,903        $ 116,888,862

COST OF SALES                                             35,080,258           31,952,072           10,275,605           77,307,935
SELLING, GENERAL AND ADMINISTRATIVE                       13,511,172           21,777,394            8,974,007           44,262,573
RESTRUCTURING & NONRECURRING CHARGES                            --              6,755,584                 --              6,755,584
                                                       -------------        -------------        -------------        -------------

TOTAL COSTS AND EXPENSES                                  48,591,430           60,485,050           19,249,612          128,326,092
                                                       -------------        -------------        -------------        -------------

OPERATING LOSS                                              (502,833)          (6,370,688)          (4,563,709)         (11,437,230)

INTEREST EXPENSE                                             830,599              938,624                 --              1,769,223
MINORITY INTEREST                                               --                   --               (705,062)            (705,062)
                                                       -------------        -------------        -------------        -------------

LOSS FROM CONTINUING OPERATIONS
BEFORE PROVISION FOR INCOME TAXES                         (1,333,432)          (7,309,312)          (3,858,647)         (12,501,391)

INCOME TAX PROVISION                                         (87,754)             138,766                 --                 51,012
                                                       -------------        -------------        -------------        -------------

LOSS FROM CONTINUING OPERATIONS                           (1,245,678)          (7,448,078)          (3,858,647)         (12,552,403)

DISCONTINUED OPERATIONS:
LOSS FROM CURRENT YEAR OPERATIONS                               --             (2,217,867)           2,217,867                 --
PROVISION FOR FUTURE LOSSES                                     --             (2,283,780)           1,640,780             (643,000)
                                                       -------------        -------------        -------------        -------------

LOSS FROM DISCONTINUED OPERATIONS                               --             (4,501,647)           3,858,647             (643,000)
                                                       -------------        -------------        -------------        -------------

LOSS BEFORE EXTRAORDINARY ITEM                            (1,245,678)         (11,949,725)                --            (13,195,403)

EXTRAORDINARY ITEM                                          (223,066)                --                   --               (223,066)
                                                       -------------        -------------        -------------        -------------

NET LOSS                                               $  (1,468,744)       $ (11,949,725)       $        --          $ (13,418,469)
                                                       =============        =============        =============        =============



LOSS PER SHARE :

LOSS FROM CONTINUING OPERATIONS                        $        (0.09)                                               $        (0.68)
DISCONTINUED OPERATIONS                                $         0.00                                                $        (0.03)
EXTRAORDINARY ITEM                                     $        (0.02)                                               $        (0.01)
                                                       -------------                                                  -------------
NET LOSS                                               $        (0.11)                                               $        (0.72)
                                                       ==============                                                ==============


WEIGHTED AVERAGE COMMON AND
COMMON STOCK EQUIVALENT SHARES                             14,353,747                                                    18,597,920
                                                       ==============                                                ==============






(1)  REPRESENTS  THE  OPERATIONS  OF ULTIMATE  FRANCE,  A SUBSIDIARY  OF DATATEC
     INDUSTRIES INC. WHICH WAS CONSIDERED TO BE A DISCONTINUED OPERATION OF DATATEC INDUSTRIES INC. HOWEVER, IN THE CONSOLIDATED GROUP SUCH OPERATIONS DO NOT MEET THE CRITERIA FOR DISCONTINUED OPERATIONS.

                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 1995






                                                               GLASGAL               DATATEC          PRO FORMA (1)
                                                         COMMUNICATIONS, INC.    INDUSTRIES INC.       ADJUSTMENTS      CONSOLIDATED
                                                         --------------------   ----------------      -------------     ------------

REVENUE                                                      $  38,256,614      $  52,624,055      $  12,224,845      $ 103,105,514

COST OF SALES                                                   26,379,305         30,625,813          9,477,654         66,482,772
SELLING, GENERAL AND ADMINISTRATIVE                             13,099,692         19,404,777          2,852,862         35,357,331
                                                             -------------      -------------      -------------      -------------

TOTAL COSTS AND EXPENSES                                        39,478,997         50,030,590         12,330,516        101,840,103
                                                             -------------      -------------      -------------      -------------

OPERATING INCOME (LOSS)                                         (1,222,383)         2,593,465           (105,671)         1,265,411

INTEREST EXPENSE                                                   502,022            494,843             76,783          1,073,648
                                                             -------------      -------------      -------------      -------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES                 (1,724,405)         2,098,622           (182,454)           191,763

INCOME TAX PROVISION                                                10,903            176,143             (7,160)           179,886
                                                             -------------      -------------      -------------      -------------

NET INCOME (LOSS) FROM CONTINUING OPERATIONS                    (1,735,308)         1,922,479           (175,294)            11,877

DISCONTINUED OPERATIONS:
LOSS FROM OPERATIONS                                                  --           (2,579,146)           175,294         (2,403,852)
                                                             -------------      -------------      -------------      -------------

NET LOSS                                                     $  (1,735,308)     $    (656,667)     $        --        $  (2,391,975)
                                                             =============      =============      =============      =============




EARNINGS (LOSS) PER SHARE :

EARNINGS (LOSS) FROM CONTINUING OPERATIONS                   $        (0.14)                                          $        0.00
DISCONTINUED OPERATIONS                                      $         0.00                                           $       (0.15)
                                                             -------------                                             -------------
NET LOSS                                                     $        (0.14                                           $       (0.15)
                                                             ==============                                           ==============


WEIGHTED AVERAGE COMMON AND
COMMON STOCK EQUIVALENT SHARES                                   12,181,237                                              16,425,410
                                                             ==============                                           ==============






(1)  REPRESENTS  THE  OPERATIONS  OF ULTIMATE  FRANCE,  A SUBSIDIARY  OF DATATEC
     INDUSTRIES INC. WHICH WAS CONSIDERED TO BE A DISCONTINUED OPERATION OF DATATEC INDUSTRIES INC. HOWEVER, IN THE CONSOLIDATED GROUP SUCH OPERATIONS DO NOT MEET THE CRITERIA FOR DISCONTINUED OPERATIONS.

                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE FOUR MONTHS ENDED APRIL 30, 1994




                                                                    GLASGAL                DATATEC
                                                                 COMMUNICATIONS, INC     INDUSTRIES INC.           CONSOLIDATED
                                                                 -------------------     ---------------           ------------


REVENUE                                                           $ 11,674,114            $ 14,080,866             $ 25,754,980

COST OF SALES                                                        8,550,773               8,352,621               16,903,394
SELLING, GENERAL AND ADMINISTRATIVE                                  4,967,281               6,557,269               11,524,550
                                                                  ------------            ------------             ------------

TOTAL COSTS AND EXPENSES                                            13,518,054              14,909,890               28,427,944
                                                                  ------------            ------------             ------------

OPERATING  LOSS                                                     (1,843,940)               (829,024)              (2,672,964)

INTEREST EXPENSE                                                       145,432                  47,847                  193,279
                                                                  ------------            ------------             ------------

LOSS BEFORE PROVISION FOR INCOME TAXES                              (1,989,372)               (876,871)              (2,866,243)

INCOME TAX PROVISION                                                      --                  (115,420)                (115,420)
                                                                  ------------            ------------             ------------

LOSS FROM CONTINUING OPERATIONS                                     (1,989,372)               (761,451)              (2,750,823)
                                                                  ------------            ------------             ------------


DISCONTINUED OPERATIONS:
LOSS FROM DISCONTINUED OPERATIONS                                         --                  (876,899)                (876,899)
                                                                  ------------            ------------             ------------

NET LOSS                                                          $ (1,989,372)           $ (1,638,350)            $ (3,627,722)
                                                                  ============            ============             ============



                          GLASGAL COMMUNICATIONS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993





                                                                 GLASGAL               DATATEC
                                                             COMMUNICATIONS, INC.   INDUSTRIES INC.       CONSOLIDATED


REVENUE                                                        $ 37,288,469           $ 46,372,821       $ 83,661,290

COST OF SALES                                                    25,419,030             25,303,874         50,722,904
SELLING, GENERAL AND ADMINISTRATIVE                              11,229,521             12,755,671         23,985,192
                                                               ------------           ------------       ------------

TOTAL COSTS AND EXPENSES                                         36,648,551             38,059,545         74,708,096
                                                               ------------           ------------       ------------

OPERATING INCOME                                                    639,918              8,313,276          8,953,194

INTEREST EXPENSE                                                    521,616                360,622            882,238
                                                               ------------           ------------       ------------

INCOME BEFORE PROVISION FOR INCOME TAXES                            118,302              7,952,654          8,070,956

INCOME TAX PROVISION                                                221,772                582,554            804,326
                                                               ------------           ------------       ------------

NET INCOME (LOSS) FROM CONTINUING OPERATIONS                       (103,470)             7,370,100          7,266,630
                                                               ------------           ------------       ------------


DISCONTINUED OPERATIONS:
LOSS FROM DISCONTINUED OPERATIONS                                      --                 (920,109)          (920,109)
                                                               ------------           ------------       ------------

NET INCOME (LOSS)                                              $   (103,470)          $  6,449,991       $  6,346,521
                                                               ============           ============       ============


                            DATATEC INDUSTRIES INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTH PERIOD ENDED JULY 28, 1996

                                   (UNAUDITED)

REVENUE                                                              $14,266,079

COST OF SALES                                                          8,572,827
SELLING, GENERAL AND ADMINISTRATIVE                                    4,031,826
                                                                     -----------

TOTAL COSTS AND EXPENSES                                              12,604,653
                                                                     -----------

OPERATING INCOME                                                       1,661,426

INTEREST EXPENSE                                                         280,118
                                                                     -----------

INCOME BEFORE PROVISION FOR INCOME TAXES                               1,381,308

INCOME TAX PROVISION                                                      43,691
                                                                     -----------

NET INCOME                                                           $ 1,337,617
                                                                     ===========

                             DATATEC INDUSTRIES INC
                             STATEMENT OF CASH FLOWS
                        THREE MONTHS ENDED JULY 28, 1996

                                   (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                          $ 1,337,617
Adjustments to reconcile net income to net cash
     provided by (used in) operating activities:
Depreciation and amortization                                                           250,202
Changes in assets and liabilities, net of effects
  from dispositions of businesses:
  (Inc) dec in accounts receivable, net                                              (3,869,770)
  (Inc) dec in inventory                                                                (14,255)
  (Inc) dec in other current and noncurrent assets                                        1,471
  (Inc) dec in due from related parties                                                (191,974)
  Inc (dec) in accounts payable                                                         740,542
  Inc (dec) in deferred revenue                                                         274,379
  Inc (dec) in accrued liabilities                                                     (499,272)
                                                                                    -----------

Net cash provided by (used in) operating activities                                  (1,971,060)
                                                                                    -----------


CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of property and equipment                                                 (347,402)
Net assets of discontinued operations                                                  (293,835)
                                                                                    -----------

Net cash provided by (used in) investing activities                                    (641,237)
                                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
(Dec) inc in capitalized lease obligations                                               70,478
(Dec) inc in debt                                                                     1,386,427
                                                                                    -----------

Net cash provided by (used in) financing activities                                   1,456,905
                                                                                    -----------

Effect of translation adjustment on cash                                                (42,808)
                                                                                    -----------

NET CHANGE IN CASH                                                                   (1,198,200)

CASH, BEGINNING OF PERIOD                                                             1,455,090
                                                                                    -----------


CASH, END OF PERIOD                                                                 $   256,890
                                                                                    ===========


                             DATATEC INDUSTRIES INC.
                           CONSOLIDATED BALANCE SHEET
                                  JULY 28, 1996

                                   (UNAUDITED)



ASSETS

CURRENT ASSETS:
 CASH AND CASH EQUIVALENTS                                         $    256,890
 ACCOUNTS RECEIVABLE, NET                                            11,339,704
 INVENTORY                                                            3,251,954
 PREPAID EXPENSES AND OTHER CURRENT ASSETS                              646,798
                                                                   ------------

 TOTAL CURRENT ASSETS                                                15,495,346

PROPERTY AND EQUIPMENT, NET                                           3,405,653

OTHER ASSETS                                                            845,809
                                                                   ------------

  TOTAL ASSETS                                                     $ 19,746,808
                                                                   ============



LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
 SHORT-TERM BORROWINGS                                             $  9,989,270
 CURRENT PORTION OF LONG-TERM OBLIGATIONS                             2,361,295
 ACCOUNTS PAYABLE                                                     8,441,985
 ACCRUED LIABILITIES                                                  5,671,532
 DEFERRED INCOME                                                        291,046
                                                                   ------------

 TOTAL CURRENT LIABILITIES                                           26,755,128
                                                                   ------------

LONG-TERM OBLIGATIONS                                                 2,336,337

SHAREHOLDERS' DEFICIT:
 COMMON STOCK                                                           289,420
 ADDITIONAL PAID-IN CAPITAL
 ACCUMULATED DEFICIT                                                 (9,263,932)
 CUMULATIVE TRANSLATION ADJUSTMENT                                     (170,145)
 TREASURY STOCK                                                        (200,000)
                                                                   ------------

 TOTAL SHAREHOLDERS' DEFICIT                                         (9,344,657)
                                                                   ------------

 TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                       $ 19,746,808
                                                                   ============